GulfMark Offshore, Inc

Q3 Investor Update

THE NEW BREED OF PSV - ARCTIC CLASS

ST-216 Arctic, designed by Skipsteknisk AS for Gulf Offshore Norge.

ST-216 ARCTIC - DIESEL ELECTRIC VERSION

MAIN CHARACTERISTICS

LENGTH OVER ALL:	92,60 M
BREADTH MOULDED:	19,20 M
DEAD WEIGHT AT 6.95M DRAFT:	APP. 4700 T

CLASS NOTATIONS

DNV +1A1 SF, E0, DK(+), DYNPOS AUTR, HL(2,8), LFL*, CLEAN DESIGN, COMFC(3)-V(3), NAUT-OSV(A), ICE-1B, WINTERIZED BASIC, SPS, OIL RECOVERY

OTHER REGULATIONS: STANDBY RESCUE (NMD 300), OIL RECOVERY NOFO 2009 (1,9), ERN (99,99,99,99)


ERN 99.99.99.99
Catalytic Converters Reduce Pollution
Dynamic Positioning, Fully Redundant
"Winterized" for Cold Water/ Weather Operations
Ergonomically Designed and Classed Navigation Bridge
Stand By Rescue System
Enclosed Forecastle Crew Protection
Stern Gate
Oil Recovery Trans Rec. Platform
Cargo Rail
Fuel Cargo Tanks
Switch Board Room
ICE-1B Bulbous Bow
"Clean Design" Double Hull
Main Propulsion (Contra Rotating)
Main Propulsion Motors
Special Product Tanks
Dry Bulk Tanks
Mud, Brine, Slop Tanks
Main Generator Sets
Bow Thruster (Tunnel)
Oil Recovery to NOFO 2009
Non-Intervention Mud-Brine Tank Cleaning System
Fuel-Saving Low Resistance Hull Form
Bow Thruster (Azimuth)


B-DECK

Forward Looking Statements

Cautionary Statement Regarding Forward-Looking Statements

Certain statements and information in this presentation may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "anticipate," "plan," "intend," "foresee," "should," "would," "could" or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. All comments concerning our expectations for future revenues are based on our forecasts for our existing operations. Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. Among the important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the price of oil and gas and its effect on offshore drilling, vessel utilization and day rates; industry volatility; fluctuations in the size of the offshore marine vessel fleet in areas where the Company operates; changes in competitive factors; delays or cost overruns on construction projects, and other material factors that are described from time to time in the Company's filings with the SEC, including the registration statement and the Company's Annual Report on Form 10-K for the year ended December 31, 2012, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Consequently, the forward-looking statements contained herein should not be regarded as representations that the projected outcomes can or will be achieved. These forward-looking statements speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

NYSE: GLF www.GulfMark.com

GULFMARK OFFSHORE

Long Term Revenue & EBITDA

(in millions of dollars)


$700
$600
$500
$400
$300
$200
$100
$0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013 TTM
Revenue
EBITDA*

*** Note: Adjusted for Special Items, See Supporting Information at the end of this Presentation***

GulfMark Offshore

Long Term Revenue & EBITDA

(in millions of dollars)



• Pro Forma for July 1, 2008 Acquisition
• Prior Up-Cycle Incremental EBITDA Margins Average 72%
• Substantial Fleet Upgrades Since 2008
• 11 New Vessels Beginning in 2013
68%
100%
53%
71%
$0
$100
$200
$300
$400
$500
$600
$700
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013 TTM
Revenue
EBITDA*

** Note: Adjusted for Special Items, See Supporting Information at the end of this Presentation*

GulfMark Offshore

Total Revenue in Backlog

(in thousands of dollars)



Dollars in Backlog
Day Rate in Backlog
$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
$25,000
$22,500
$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
$2,500
$0
Q3 2006 Q4 2006 Q1 2007 Q2 2007 Q3 2007 Q4 2007 Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2014

GULFMARK OFFSHORE

Global Vessel Diversification


Gulf of Mexico
33%
Americas
45%
Rest of Americas
12%
North Sea
41%
Southeast Asia
14%

US Gulf	
PSV	15
FSV	2

Mexico	
AHTS	2

Trinidad	
PSV	2
AHTS	2
FSV	1

Brazil	
PSV	6
SpV	1

West Africa	
AHTS	1
PSV	1

North Sea	
PSV	21
SpV	1

Worldwide	
PSV	50
AHTS	17
FSV	3
SpV	2
Total	72

SE Asia	
PSV	4
AHTS	12

Australia	
PSV	1

Revenue Breakout by Region – Twelve Months Ended June 30, 2013

GULFMARK OFFSHORE

The GulfMark Fleet

Young & Versatile Fleet



Number of Vessels Built Per Year
Number of Vessels Built
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
Current New
Build Program
1972
1973
1974
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Vessels in Current Fleet
Vessels not in Current Fleet

GULFMARK OFFSHORE


B-DECK

Building For Our Future

Significant Number Of New Generation Rigs on Order

New Frontier Activity Need for More Support

Industry and Regulatory Call for Higher Specification Vessels:

- Deeper Waters and Harsher Environments
- Improved Emissions and Greater Safety Support

GULFMARK OFFSHORE

New Build Program Overview

Two MMC 887 300 Class DP 2 (Europe)



One MMC 879 280 Class DP2 (Europe)



Two UT 755 XL 250 Class DP2 (Europe)



Two ST-216 300 Class Arctic DP2 (Europe)



Two 280 Class PSV DP2 (US)



Two 300 Class PSV DP2 (US)



GULFMARK OFFSHORE



New Build Program Summary

North Sea

- 7 Newbuild Vessels
  - 2 Large PSV's Delivered In July 2013, 2 More Expected During Q3 2013
  - DP2 Green PSVs (300 Class (2), 300 Class Arctic (2), 280 Class (1), 250 Class (2))
  - Staggered delivery of Newbuilds- 3Q 2013 through 1Q 2014

U.S. GOM

- 4 Newbuild US Flagged Vessels for Approximately $170 million
  - DP2 Green PSVs (280 Class(2), 300 Class (2))
  - Staggered delivery - 4Q 2013 through 1Q 2015

GULFMARK OFFSHORE

Vessel Enhancement Program Summary





Phase 1: 190' to 230'
Six Vessels Completed 2011-13

Avg. Cost Per Vessel	$2.4 million
Avg. Incremental Days Out of Service	77
Estimated Payback Period (Including Opportunity Cost)	13 months
Return on Capital	93%

U.S. GOM – Stretch Program

- Completed Three 190 → 230 Class Vessels in 2011-2012, Three More in 2013
- Next Steps – 210 Class → 260 Class
- 10 Total Vessel Candidates, First Vessel Into Shipyard in Q2 2013
- Two More Vessels Expected to Begin in 2013


B-DECK

Building For Our Future: 2013 & Beyond

(U.S. dollars, in millions)

Vessels Under Construction	Vessel Type	Initial Operating Region	Estimated Construction Cost	Estimated Average Annual EBITDA	Implied EBITDA Multiple
300 Class *	PSV	North Sea	$37.0	$8.2	4.5x
300 Class	PSV	North Sea	$37.0	$8.2	4.5x
280 Class	PSV	North Sea	$34.0	$7.7	4.4x
300 Class Arctic *	PSV	North Sea	$58.0	$10.8	5.4x
300 Class Arctic	PSV	North Sea	$60.0	$10.8	5.6x
250 Class	PSV	North Sea	$31.0	$7.4	4.2x
250 Class	PSV	North Sea	$31.0	$7.4	4.2x
US 280 Class	PSV	Americas	$36.0	$6.5	5.5x
US 280 Class	PSV	Americas	$36.0	$6.5	5.5x
US 300 Class	PSV	Americas	$48.0	$8.8	5.5x
US 300 Class	PSV	Americas	$48.0	$8.8	5.5x
		Total	$456.0	$91.1	5.0x

** Indicates Vessel has Been Delivered*

GulfMark Offshore

New Build Delivery Schedule



300 Class Europe
(Delivered)
300 Class Artic Europe
(Delivered)
280 Class Europe
300 Class Europe
250 Class Europe
280 Class US
280 Class US
300 Class Artic Europe
250 Class Europe
300 Class US
300 Class US
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14
Aug-14
Sep-14
Oct-14
Nov-14
Dec-14
Jan-15
Feb-15
Mar-15

Market Drivers


NORTH POMOR
RESCUE ZONE

GulfMark Offshore

Rig Count Growth in the North Sea



Greenland Sea
Norwegian Sea
Barents Sea
NORWAY
SWEDEN
FINLAND
POLAND
BELARUS
GERMANY
UKRAINE
FRANCE
ROMANIA
SPAIN
TURKEY
Black Sea

Floating Rigs	
Active	45
Scheduled Arrivals/Activations (through 2015)	12
% Increase	27%
Jackups	
Active	42
Scheduled Arrivals (through 2015)	11
% Increase	26%

Source: IHS Petrodata , Carnegie Research

GULFMARK OFFSHORE

Rig Count Growth in the North Sea

Jackups



0
10
20
30
40
50
60
70
Noble Regina Allen, Prospecter 1
ENSCO 120
ENSCO 121, West Linus
Noble Sam Turner
Maersk XL Enhanced 1
Maersk XL Enhanced 2
Seadrill TBA #1
Maersk XL Enhanced 3, Seadrill TBA #2
Planned
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015

Floating Rigs



0
10
20
30
40
50
60
70
Atwood Advantage, Sedco 712
Eirik Raude,
Songa Equinox, Ocean Patriot
Songa Encourage, Bollsta Dolphin
Deepsea Aberdeen, Songa Endurance
North Dragon
Songa Enabler
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015

Source: IHS Petrodata

GulfMark Offshore

Floating Rig Count Growth in the U.S. GOM


GULF OF MEXICO
WorldAtlas.Com
United States
Atlantic Ocean
TEXAS
LOUISIANA
MS
AL
GEORGIA
Mobile
Biloxi
Pensacola
Houston
New Orleans
Mississippi River
Galveston
Corpus Christi
Tampa
Saint Petersburg
FLORIDA
Fort Myers
Brownsville
Gulf of Mexico
Rio Grande River
Key West
Sigsbee Deep
Straits of Florida
TROPIC OF CANCER
Havana
Cuba
Tampico
Cancun
Yucatan Channel
Merida
Bay of Campeche
Yucatan Peninsula
Cozumel
Veracruz
Cayman Islands
Mexico
200 m
200 km
Belize
Caribbean Sea
Guatemala
Honduras
Pacific Ocean
©GraphicMaps.com

Floating Rigs in U.S. GOM	
Active	37
Scheduled Arrivals (through Q1 2016)	20
% Increase	54%

Source: IHS Petrodata

GULFMARK OFFSHORE

Floating Rig Count Growth in the U.S. GOM



60
50
40
30
20
10
0
Transocean TBN 2
Transocean TBN 1
Rowan Renaissance, Noble Tom Madden
West Neptune
Deepwater Invictus, Maersk Deepwater Advanced 2, Noble Sam Croft Rowan Resolute, Ocean Onyx
Pacific Sharav, Ocean BlackHornet, Noble Bob Douglas
Ocean Confidence, Maersk Drsh Tbn 1, Sevan Louisiana
Noble Don Taylor, Ocean BlackHawk
West Auriga, West Vela
Moratorium and Recovery
Planned
Jan-10
Feb-10
Mar-10
Apr-10
May-10
Jun-10
Jul-10
Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016

Source: Barclays, IHS Petrodata

GULFMARK OFFSHORE

Worldwide Sub Sea – Driving the Future



bp
SIMULTANEOUS OPERATIONS OVERVIEW
DISCOVERER ENTERPRISE
DEVELOPMENT DRILLER II
DEVELOPMENT DRILLER III
TYPES OF VESSELS:
MAJOR VESSELS
CONSTRUCTION VESSELS
SUPPORT BOATS
SKIMMING, BOOMING & DISPERSANT VESSELS

Sub Sea Activity is Continuing to Expand

- Subsea Vessel Demand Expected to Increase 33% and Annual Expenditure double to $20.3 Billion by 2016
- Cumulative Spend to Top $124 Billion Next Five Years
  - *Double the Total From the Previous Five Year Period*
- Sub Sea Work Requires Newer, More Specialized Vessels and Support Equipment

FPSO Spending – Projected

- Between 2013 and 2017, $91bn Will be Spent on Floating Production Systems (FPS) - an Increase of 100% over the Preceding Five-Year Period.
- A Total of 121 Floating Production Units are Forecast to be Installed - a 37% Increase



Source: *Douglas-Westwood's World Subsea Vessel Operations Market Forecast 2013-2017*

GULFMARK OFFSHORE


B-DECK

Financial Information

Net Debt Position



B-DECK
$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
40%
35%
30%
25%
20%
15%
10%
5%
0%
Net-Debt
Net-Debt to Total Book Capitalization
Finalization of Previous New-Build Program
Initiation of Current New-Build Program
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013

GULFMARK OFFSHORE


B-DECK

Investment Highlights

- Industry Leaders in QHSE Performance & People Development
- Global Presence and Diverse Operations Expertise
- Financial Stability & Flexibility to Pursue Opportunities
- Growth through Acquisition and New Construction
- Young, Versatile, High-Specification Fleet

GULFMARK OFFSHORE

Reconciliation of Adjusted EBITDA

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013 TTM
Net (loss) income	$0.5	($4.6)	$38.4	$89.7	$99.0	$183.8	$50.6	($34.7)	$49.9	$19.3	$20.8
Interest expense, net	12.8	17.0	18.4	14.4	4.8	12.8	19.9	20.7	21.6	22.9	21.2
Income tax (benefit)	0.2	(6.5)	3.4	3.0	30.2	11.7	(2.1)	(12.7)	4.7	2.7	1.6
Depreciation & Amortization	28.0	26.1	28.9	28.5	30.6	44.3	53.0	57.0	59.6	59.7	60.0
EBITDA	$ 41.5	$ 32.0	$ 89.1	$ 135.6	$ 164.6	$ 252.6	$ 121.5	$ 30.2	$ 135.8	$ 104.6	$ 103.7
Adjustments:											
Impairment	-	-	-	-	-	-	46.2	97.7	1.8	1.2	1.2
Debt refinancing costs	-	6.5	-	-	-	-	-	-	-	4.4	0.7
Accounting Change	-	7.3	-	-	-	-	-	-	-	-	-
Other	1.3	(1.5)	(0.5)	0.1	0.3	(1.6)	1.2	(0.1)	2.3	1.8	0.5
Adjusted EBITDA	$42.8	$44.3	$88.6	$135.7	$164.9	$251.0	$168.8	$127.8	$139.9	$111.9	$106.1

EBITDA is defined as net income (loss) before interest expense, net, income tax provision, and depreciation and amortization, which includes impairment. Adjusted EBITDA is calculated by adjusting EBITDA for certain items that we believe are non-cash or unusual, consisting of: (i) loss from unconsolidated ventures; (ii) minority interest; and (iii) other (income) expense, net. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP and should not be considered as an alternative to cash flow data, a measure of liquidity or an alternative to income from operations or net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP. EBITDA and Adjusted EBITDA are presented because we believe they are used by security analysts, investors and other interested parties in the evaluation of companies in our industry. However, since EBITDA and Adjusted EBITDA are not measurements determined in accordance with GAAP and are thus susceptible to varying calculations, EBITDA and Adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies.

GulfMark Offshore